2023 Company Overview Brown & Brown, Inc.

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain statements relating to future results which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.   Brown & Brown, Inc., together with its subsidiaries (collectively, “we,” “Brown & Brown” or the “Company”), makes “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended, throughout this presentation and in the documents we incorporate by reference into this report. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. We have based these statements on our current expectations about potential future events. Although we believe the expectations expressed in the forward-looking statements included in this presentation and the reports, statements, information and announcements incorporated by reference into this document are based upon reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by us or on our behalf. Many of these factors have previously been identified in filings or statements made by us or on our behalf. Important factors which could cause our actual results to differ, possibly materially from the forward-looking statements in this document or made during our presentation include but are not limited to the following items: the inability to retain or hire qualified employees, as well as the loss of any of our executive officers or other key employees; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into our operations and expand into new markets; a cybersecurity attack or any other interruption in information technology and/or data security that may impact our operations or the operations of third parties that support us; risks related to our international operations, which may result in additional risks or require more management time and expense than our domestic operations to achieve or maintain profitability; the effects of inflation; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; the loss of or significant change to any of our insurance company relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in our commissions; the effect of natural disasters on our profit-sharing contingent commissions, insurer capacity and claims expenses from our capitalized captive insurance facilities; adverse economic conditions, natural disasters, or regulatory changes in states or countries where we have a concentration of our business; the inability to maintain our culture or a significant change in management, management philosophy or our business strategy; claims expense resulting from the limited underwriting risk associated with our participation in capitalized captive insurance facilities; risks associated with our automobile and recreational vehicle dealer services (“F&I") businesses; risks facing us in our Services segment, including our third-party claims administration operations, that are distinct from those we face in our insurance intermediary operations; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; the significant control certain shareholders have over the Company; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; improper disclosure of confidential information; our ability to comply with non-U.S. laws, regulations and policies; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; uncertainty in our business practices and compensation arrangements with insurance carriers due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third-parties; increasing scrutiny and changing expectations from investors and customers with respect to our environmental, social and governance practices; a decrease in demand for liability insurance as a result of tort reform legislation; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income; changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which we operate; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; intangible asset risk, including the possibility that our goodwill may become impaired in the future; the COVID-19 pandemic (“COVID-19”), as well as future pandemics, epidemics or outbreaks of infectious diseases, and the resulting governmental and societal responses; other risks and uncertainties as may be detailed from time to time in our public announcements and Securities and Exchange Commission (“SEC”) filings; and other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect our current expectations concerning future results and events. Forward-looking statements that we make or that are made by others on our behalf are based upon a knowledge of our business and the environment in which we operate, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this filing, the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Information Regarding Non-GAAP Measures This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of the SEC rules, consisting of Organic Revenue, EBITDAC, EBITDAC Margin, EBITDAC - Adjusted Post FX, EBITDAC Margin - Adjusted Post FX and Diluted Net Income Per Share - Adjusted Post FX. We present these measures because we believe such information is of interest to the investment community and because we believe it provides additional meaningful methods to evaluate the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis due to the impact of certain items that have a high degree of variability and that we believe are not indicative of ongoing performance. This non-GAAP financial information should be considered in addition to, not in lieu of, the Company’s consolidated income statements as of the relevant date. Consistent with Regulation G, a description of such information is provided below and tabular reconciliations of this supplemental non-GAAP information to our most comparable GAAP information are contained in this presentation as well as in our periodic filings with the SEC. Beginning January 1, 2022, we include guaranteed supplemental commissions (“GSCs”) as part of core commissions and fees and, therefore, GSCs are a component of Organic Revenue. All current and prior periods presented have been adjusted for this treatment. GSCs are a stable source of revenue that are highly correlated to core commissions, so isolating them separately provided no meaningful incremental value in evaluating our revenue. Beginning January 1, 2022, the following, in addition to the change in estimated acquisition earn-out payables, are excluded from certain non-GAAP measures, as we believe these amounts are not indicative of the ongoing operating performance of the business and are not easily comparable from period-to-period: “(Gain)/loss on disposal,” a caption on our consolidated statements of income which reflects net proceeds received as compared to net book value related to sales of books of business and other divestiture transactions, such as the disposal of a business through sale or closure. “Acquisition/Integration Costs,” which represent the acquisition and integration costs (e.g., costs associated with regulatory filings, legal/accounting services, due diligence and the costs of integrating our information technology systems) arising out of our acquisitions of GRP, Orchid and BdB, which are not expected to occur on an ongoing basis in the future. We are presenting EBITDAC - Adjusted Post FX, EBITDAC Margin - Adjusted Post FX and Diluted Net Income Per Share - Adjusted Post FX for the current and prior year periods contained within this presentation so these non-GAAP financial measures compare both periods on the same basis.

Information Regarding Non-GAAP Measures - Continued Non-GAAP Revenue Measures Organic Revenue is our core commissions and fees less: (i) the core commissions and fees earned for the first twelve months by newly acquired operations; (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period); and (iii) the period-over-period impact of Foreign Currency Translation. The term “core commissions and fees” excludes profit-sharing contingent commissions and therefore represents the revenues earned directly from specific insurance policies sold and specific fee-based services rendered. Organic Revenue can be expressed as a dollar amount or a percentage rate when describing Organic Revenue growth. Non-GAAP Earnings Measures EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. EBITDAC - Adjusted Post FX is defined as EBITDAC, excluding (i) (gain)/loss on disposal and (ii) Acquisition/Integration Costs. EBITDAC Margin - Adjusted Post FX is defined as EBITDAC - Adjusted Post FX divided by total revenues. Diluted Net Income Per Share - Adjusted Post FX is defined as diluted net income per share, excluding the after-tax impact of (i) the change in estimated acquisition earn-out payables, (ii) (gain)/loss on disposal, (iii) Acquisition/Integration Costs, and (iv) the impact of the change in the effective tax rate in 2017 only, associated with the one-time, non-cash impact of the Tax Cut and Jobs Act of 2017 (the “Tax Reform Act”). We believe that EBITDAC - Adjusted Post FX, EBITDAC Margin - Adjusted Post FX and Diluted Net Income Per Share - Adjusted Post FX provide a better understanding of our results over longer periods of time (e.g, 5 to 10 years). Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments and, therefore, comparability may be limited. This supplemental non-GAAP financial information should be considered in addition to, and not in lieu of, the Company's condensed consolidated financial statements. Other Non-GAAP Financial Measures – We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt is defined as Total Debt Outstanding less cash and cash equivalents excluding restricted cash. “Total Debt Outstanding” is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs. Total Debt Outstanding to EBITDAC is defined as Total Debt Outstanding divided by EBITDAC. Net Debt Outstanding to EBITDAC is defined as Net Debt outstanding divided by EBITDAC. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as free cash flow divided by total revenues.

Company Overview

Business Highlights Experienced leadership team & strong performance-based culture Proven track record of profitable revenue growth – organic & via acquisitions Highly diversified revenue base and broad distribution network Operating model consistently generates industry-leading financial metrics Disciplined capital allocation strategy fueled by strong liquidity and cash flow conversion

2022 Revenue by Segment Historical Revenue & EBITDAC Margin - Adjusted Post FX Headquartered in Daytona Beach, Florida Founded in 1939 - 84 years of serving customers 15,000+ teammates as of December 31, 2022 Doing business in 50 states; 345 domestic and 150 international locations in Belgium, Bermuda, Canada, Cayman Islands, Ireland, Italy and the United Kingdom Serving customers via retail, wholesale, MGA/MGUs programs and services segments Specializing in property, casualty, employee benefits, personal lines, and ancillary services 1 Estimated based upon public filings and data gathered from Brown family and teammates, including directors See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61 Wholesale Brokerage 13% Services 5% Retail 58% Brown & Brown at-a-Glance 79% 21% Institutional & Retail Investors Brown & Brown Teammates1 National Programs 24% Ownership Breakdown Key Facts

The Power of Culture Customer Service Focused Deep & Meaningful Relationships Decentralized Sales & Service Accountable & Disciplined Common Goals High Integrity & Quality Talent Growth & Profit Oriented Lean & Highly Competitive Internal Ownership & Entrepreneurial

We are in the people recruiting and enhancing business. We are in the money-making business. We are in the selling & servicing business. We are in the delivering innovative solutions business. Four key operating philosophies provide the foundation for our strategic plan Vision Be the leading insurance broker delivering innovative solutions to our customers.

Middle Market1 Market Profile All customer segments offer attractive growth opportunities. 1 Middle-market defined as businesses with between 50 and 2,500 employees Small to Medium Enterprises & Personal Lines Large Accounts

Customer-Facing Functions Decentralized Sales & Service Model Driving operational efficiency by centralizing certain corporate functions, while allowing sales and service decisions to be made at the local/regional level. Branding & Communications Finance Legal HR & Talent Development Acquisitions Internal Audit & Compliance IT & Cyber Carrier Relations & Knowledge Sharing Enterprise / Divisional Functions Solution Creation Knowledge Sharing Sales & Service Marketing Community Engagement Talent Development

Sustained Record of Strong Revenue Growth Total Revenues ($) in Millions Acquired first Canadian MGA 2020 Acquired The Hays Group $221M 2018 Acquired Arrowhead $108M 2012 Acquired Riedman Insurance Agency $54M 2001 2021 Acquired first retail Irish broker Acquired Hull & Co. $63M 2005 2022 Annual revenue $3.6B Acquired $435M including GRP, BdB, Orchid Acquired Beecher Carlson $106M 2013 Acquired Wright $120M 2014 Added to the S&P 500 Index in 2021 and the S&P 500 Dividend Aristocrats in 2022

Our Global Footprint

Increase capabilities, enhance talent and drive growth Investments in people, technology & innovation Acquisitions Internal Investments Returns to Shareholders Share repurchases to minimize dilution from equity plans & seize on opportunistic pricing Dividend Aristocrat1 29 years of dividend increases Shareholder Value Creation 1 Dividend Aristocrat is an S&P measure

Brown & Brown Financial Highlights Free Cash Flow Conversion1 25% 5 Yr. Avg. 24% 10 Yr. Avg. EBITDAC Margin - Adjusted Post FX 31% 5 Yr. Avg. 32% 10 Yr. Avg. Revenue Growth 14% 5 Yr. CAGR 12% 10 Yr. CAGR Free Cash Flow Growth1 15% 5 Yr. CAGR 15% 10 Yr. CAGR Net Income Per Share - Adjusted Post FX Growth 18% 5 Yr. CAGR 14% 10 Yr. CAGR Total Shareholder Return2 131% 5 Yr. Avg. 399% 10 Yr. Avg. *All amounts presented on this slide are calculated as of 12/31/2022 1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for year prior to 2020 2 Calculated as change in share price plus total dividends paid See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

Source: CapIQ as of 12/31/2022 1 Calculated as change in share price plus total dividends paid Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. 15 Yr. 20 Yr. BRO (18.4%) 47.5% 131.1% 399.3% 482.4% 780.6% S&P 500 (18.5%) 23.0% 52.8% 208.2% 223.6% 475.3% Total Shareholder Returns1

Retail Segment

OVERVIEW Retail Segment Key Metrics 2022 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 17.9% 15.2% 17.4% Organic Revenue Growth 6.5% 6.7% 5.6% EBITDAC Margin - Adjusted Post FX 30.9% 30.4% 29.6% Drive a culture of accountability, innovation and entrepreneurial thinking. Offer a broad range of capabilities, from small businesses to highly complex multi-national entities. Leverage our collective capabilities to create the best solutions for our customers. Develop specialized products and innovative tools to meet/exceed ever-evolving customer needs. Deliver personalized service and tailored solutions via dedicated, knowledgeable teammates. Provide personalized solutions from local/specialty broker, with breadth and capabilities of large broker. Help manage customers’ risks and think differently about risk retention, not merely as a transactional broker. Leverage our extensive experience, combined market strength and scale to create innovative solutions. Provide tailored solutions not offered by smaller competitors or less nimble large brokers. See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61 Differentiation Capabilities Business Mix Employee Benefits Commercial Lines Specialty & Personal Lines

Breadth & Depth of Capabilities The Retail segment provides broad and deep specialization to our customers while maintaining close proximity to the communities in which our customers operate their businesses.  Finance & Insurance Health Care Construction Educational Institutions Real Estate Retail Public Entities Non-Profits Manufacturing Industry We serve customers across nearly all industries, with deep specialization and resources Segmentation We tailor solutions for customers of all sizes and by specialization Markets We place coverage for almost every line with over 1,000 carrier partners International Through our offices and the Worldwide Broker Network (WBN), the largest independent network spanning more than 100 countries, we offer global solutions with access to local brokerage

Breadth & Depth of Capabilities No matter where our customers are on their growth journey, we help deliver solutions to meet their ever-evolving insurance and risk management needs. < 25 50,000+ EMPLOYEES < $1M $5B+ REVENUE Alternative risk/captives Analytics & modeling Ancillary/non-medical Aviation Casualty Cyber risk Employer stop loss Executive liability F&I dealership services Financial strategy & analytics International benefits Medical benefit design & delivery Multinational placements Pharmacy benefits Population health & well being Private equity/mergers & acquisitions Property Regulatory & legislative strategy Risk services – claims management/loss control Surety Technology services Trade credit Voluntary benefits Workers’ compensation

Investing for the Future Our ability to collaborate across Retail and engage our full capabilities helps accelerate growth, allowing us to reinvest in additional tools, technologies, teammates and acquisitions to better serve our customers. Ownership opportunities Visible career paths Ongoing development through Brown & Brown University and local training Culture of Caring – committed to the communities where we live, work and play Tailored solutions to meet customers ever-evolving needs Deep product and industry specialization Personalized, dedicated service teams Leverage the Power of WE to create the best solutions Capture data that delivers actionable insights – win more & retain more Tools and solutions to improve placement process and ease administrative burden for customers/teammates Effective work environment with an enhanced single system of engagement to streamline the customer experience Teammates Capabilities Technology ACQUISITIONS We are continually looking for companies that fit culturally and make sense financially to accelerate our growth

Key Highlights Profile Geographic Presence Founded in 2013, operating in the U.K., Northern Ireland and the Republic of Ireland Management team with over 200 years of combined operating experience and over 2,100 teammates Market leading U.K. and Irish diversified retail, wholesale, MGA/MGU and network divisions Among the 3 largest independent retail commercial lines U.K. broker; largest Northern Ireland retail agent Proven ability to acquire and successfully integrate businesses Decentralized sale and service retail business focused on small & medium enterprises Well-diversified top 15 Lloyd’s wholesale broker with specializations in marine, bloodstock and collectibles MGA supporting delegated authority within multiple industries or lines of coverage Network provides placements and regulatory support to independent retail agencies Expansive customer and carrier relationships Strong track record of growth with solid retention from long standing client relationships Highly diversified business, including coverage, industries and geographies provide stability and growth Broad relationships with retail agents globally Well positioned for continued good organic growth, margin expansion and acquiring businesses at attractive multiples HQ: London, UK U.K./Ireland Broker Acquired in 2022 Global Risk Partners (GRP) 110+ locations

National Programs Segment

OVERVIEW

National Programs Segment

National Programs
A BROWN & BROWN COMPANY

Key Metrics	2022	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	22.5%	18.4%	12.6%
Organic Revenue Growth	15.7%	12.8%	8.5%
EBITDAC Margin - Adjusted Post FX	40.2%	39.1%	38.1%



6%
12%
45%
37%
Personal Lines
Commercial Lines
Public Entity
Professional Liability

Business Overview

- Leading program administrator (Managing General Agent / Managing General Underwriter).
- Partner with insurance companies to provide full turn-key services, which holds minimal balance sheet risk.
- Capabilities include underwriting, distribution management, policy administration, and claims handling.
- Provide efficient and effective distribution of product for risk bearers with improved underwriting results.

Programs

- Segment collaborates with approximately 100 carrier partners, offering more than 40 programs.
- Programs range from nationwide industry specific to geographic/line of coverage.
- Breadth of offerings include earthquake, flood, homeowners, wind, lender-placed coverage for financial institutions, professional liability and public entities.
- Distribute products through broad retail broker network – 25k+.

See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

© 2023 Brown & Brown, Inc. All rights reserved. 23

Public Entity Personal Lines Professional Liability Commercial Lines Broad & Diverse Capabilities Municipalities Not-For-Profit Schools Sovereign Nations Workers Compensation All Risk / Commercial Wind Automotive Aftermarket BOP / Commercial Package Commercial Earthquake Commercial Transportation Daily Rental Excess Liability Forestry Manufactured Housing Shipping insurance Sports & Entertainment Workers Compensation  Dental Executive Liability Financial Brokers Insurance Agents Lawyers Optometrists Physicians Title Agents Flood Homeowners Non-standard auto  Residential Earthquake National Programs

Breadth & Depth of Expertise National Programs delivers broad and deep expertise to its carrier partners and tailored solutions for distribution partners to drive efficient and effective placement of coverage. 100+ carrier relationships Robust marketing team Retail distribution network – 25K+ 40+ programs $5B+ in annual written premium Management and operations team with deep experience Continually seeking to create new niche products and coverages Leverage operating platforms to create turnkey & custom-made solutions Underwriting and distribution expertise Product development and modeling Technology, data & analytics Markets Industry Capabilities

Investing for the Future Provides carriers with the complete infrastructure to launch and manage broad or niche programs. Carriers Focus On: Capital investments Established program metrics Portfolio underwriting management Reinsurance Risk management Program Support & Servicing: Accounting & Finance Actuary, data science & analytics Catastrophe loss modeling Claims handling Distribution Insurance operations Marketing operations Point of sale and back-end technology systems Policy administration & billing Project management office Underwriting Technology, Data & Analytics Carriers Programs Leadership Program Underwriters

Captives Performance – Delivering Organic Revenue Growth and Profits

Our Captives

- We participate in two captives
  - One participates on primary quota share layer basis
  - The other participates on a reinsurance/excess of loss basis
- Strategic rationale
  - Provide additional capacity to drive Organic Revenue growth
  - Gain direct access to additional capital
  - Participate in underwriting results
  - Deliver good annual returns on invested capital
- Total invested capital ~$9.4M
- Financial performance
  - Projected total revenue of ~$30-35M in 2023
  - Exposure – total underwriting risk of ~$13M/occurrence & ~$25M/year

© 2023 Brown & Brown, Inc. All rights reserved.
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Wholesale Brokerage Segment

OVERVIEW

Wholesale Brokerage Segment

BRIDGE SPECIALTY GROUP

Key Metrics	2022	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	12.4%	13.5%	10.8%
Organic Revenue Growth	7.6%	7.0%	6.8%
EBITDAC Margin - Adjusted Post FX	32.1%	32.3%	32.1%

Business Overview

- The Wholesale Brokerage Segment primarily places excess and surplus commercial insurance through a broad, nationwide network of retail agents, including Brown & Brown retail agents.

Key Bridge Specialty Group Brands

- APEX Insurance Services
- BdB
- Decus Insurance Brokers
- ECC Insurance Brokers
- Hull & Company
- Peachtree Special Risk Brokers

Business Mix


47%
53%
Brokerage
Binding Authority

Lines of Business


10%
9%
9%
72%
Commercial
Professional
Personal
Public Entity

See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

© 2023 Brown & Brown, Inc. All rights reserved.
29

Underwriting & Products Network Data-driven insights and analysis across customer life cycle International via London brokerage and MGA platforms Market aggregator platforms National / regional-delegated underwriting capabilities Product development team Risk modeling 17,000+ independent retail agency customers 50 States, Canada, UK, EU 100+ binding authority contracts Represent 200+ carriers Wholesale Product & Underwriting Specialties Cyber Environmental Financial & professional exposures Healthcare - hospitals and long-term care facilities High-risk property/casualty exposures Marine Police department liability Rental car programs Specialized personal lines - E&S property, collectibles, mobile homes Transportation, auto, garage Workers’ compensation Capabilities

Investing for the Future Power of WE Collaboration with National Programs and Retail Talent Talent development and investments New Capabilities New products Practice group focus Coverage comparison (PL) New segments White papers Operational Technology, data and operational transformation Geo Expansion Expansion with existing offices International M&A Distribution Agency panel, omni-channel / digital

Services Segment

OVERVIEW

Services Segment

Key Metrics	2022	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	(3.9%)	(3.8%)	1.1%
Organic Revenue Growth	(2.9%)	(3.6%)	(2.7%)
EBITDAC Margin - Adjusted Post FX	19.1%	20.3%	21.0%

Business Overview

- Composed of claims advocacy, managed care, claims adjusting and claims processing businesses.
- Claims management includes property, auto and workers compensation.
- Businesses work on behalf of our carrier partners, public institutions and private companies, and support our MGAs.

Business Mix



42%
58%
Claims Third-Party Administrators (TPAs)
Medicare Set-aside/Social Security Advocacy

Key Go-to-Market Brands Under the Services Segment

- American Claims Management
- Brown & Brown Absence Services Group
- ICA
- IMPAXX
- Professional Disability Associates
- Protect Professionals Claims Management
- Preferred Governmental Claims Solutions
- USIS

See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

© 2023 Brown & Brown, Inc. All rights reserved.
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Claims TPA Medicare Set-aside/Social Security Services Capabilities Specialized claims services Compliance solutions Experience and scope Data and analytics Nationwide expert network Nationwide coverage Customer-centric service model Robust claims management Scalable & flexible technology Loss control/safety programs

Acquisitions

Principles Rationale Acquisition Strategy Create long-term shareholder value Find high-quality businesses with capabilities that are additive or complementary to our operations Expand geographic presence or capabilities Identify teams that fit culturally and have ability to take on more responsibility Leverage carrier relationships and capabilities to drive value Take a disciplined approach when evaluating a potential acquisition target Carefully selected candidates based on proper strategic and operational alignment Identify and involve senior operating leaders early in the process Require talent to be in lock-step with our guiding principles Require targets to have a demonstrated history of strong financial returns and a performance-based operating model Consistently successful at integrating acquisitions – over 610 completed

M&A Process OVERVIEW Acquisitions Typical M&A Structure Minimum and maximum purchase price Agreed-upon baseline and projected pro forma Earnout typically calculated based upon financial performance over a one- to three-year period Structured to retain and incentivize new teammates Leverage proven integration plans Acquired Revenue1 (in Millions) 10-yr avg $163 1 Represents the approximate annual revenue of businesses and books of business acquired between 2013 and 2022

Technology & Innovation

Data driven decisions are driving results and providing actionable insights to improve solutions Deliver solution recommendations in Teammates workflows to make it simple to recommend the best solution Actionable Analytics Continue to find ways for small innovations to impact the business and track results to know when ideas should be expanded Partner with early stage investments to find new and impactful ways to drive results Production Stability & Security Innovation Agenda 1 2 3 Core platforms by segment continuing the journey of maturity and improving business outcomes Proactive platform roll out using automation to block attacks and protect key information Technology Evolution

Financial Performance

Strong Revenue Growth 1 2 Source: FactSet as of 12/31/2022 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company 2 S&P 500 revenue growth calculated as change in the sum of adjusted sales over the prior year’s adjusted sales (adjusted for the ratio of the relative ownership to the company’s market value) See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

Consistently Strong Margins EBITDAC Margin Source: FactSet as of 12/31/2022 See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

Industry-Leading Free Cash Flow Conversion Source: FactSet as of 12/31/2022 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61 1

Cash Flow from Operations1 ($) in Millions $4752 1 Defined as net cash provided by operating activities 2 Reflects acceleration of $50M in annual bonus payments from January 2013 into December 2012; bonuses are traditionally paid in January 3 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for year prior to 2020 See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61 10-Year CAGR = 13.2% 3 3

Diluted Net Income Per Share - Adjusted Post FX See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61 10-Year CAGR = 13.7%

Long-Term Capital Deployment $4752 1 2 10-Year ($ in Billions) Acquisitions $6.0 Dividends $0.8 Share Repurchases $0.7 CapEx $0.4 Total Cash Deployed $8.0 Total Cash Generated2 $5.7 1 Includes original purchase price plus subsequent earnout payments 2 Defined as net cash provided by operating activities; Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for year prior to 2020 ($) in Millions

Liquidity Profile Maintain low leverage, industry- leading margins, high cash flow conversion, and investment grade ratings Optimize financial flexibility in line with growth objectives Target Net Debt Outstanding to EBITDAC ratio of 0 – 2.5x and Total Debt Outstanding to EBITDAC ratio of 0 – 3.0x Balance of returns and risks through allocation of capital to internal investments, acquisitions, dividends and share repurchases Generated $881M of Cash Flow from Operations for the year ended 2022, growing 9% over 2021 $650M cash on balance sheet as of 12/31/2022 Undrawn $800M Revolving Credit Facility, with expansion features of up to $650M under various credit agreements Financial covenants include max Net Debt Outstanding to EBITDAC ratio of 3.25x Financial & Capital Allocation Policy Financial Policy and Liquidity Profile

Leverage and Maturity Profile Debt & Leverage Debt Maturity Profile ($M) 1 Debt outstanding ($M) Debt to EBITDAC Ratio *All amounts presented on this slide are calculated as of 12/31/2022 1 Net Debt Outstanding to EBITDAC shown as 0x in instances where it is below 0x See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 51-61

Closing Comments Expect economic improvement to moderate to more normal levels and premium rate increases to remain relatively consistent Business well positioned to continue delivering profitable growth into the future Strong balance sheet and cash generation as well as access to capital enable long-term shareholder value creation Investing in technology and data analytics to improve customer and teammate experience Operating model consistently delivers industry leading financial metrics and shareholder returns Closing Comments

GAAP to Non-GAAP Reconciliation Appendix

Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted Post FX and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted Post FX 1 “Income Before Income Taxes Margin” is defined as income before income taxes divided by total revenues See important disclosures regarding Non-GAAP measures on pages 2-3

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted Post FX and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted Post FX

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted Post FX and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted Post FX

1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for year prior to 2020 2 Reflects acceleration of $50M in annual bonus payments from January 2013 into December 2012; bonuses are traditionally paid in January See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow Conversion 1 1 2

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation of Diluted Net Income Per Share to Diluted Net Income Per Share - Adjusted Post FX

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3

Reconciliation of Long-Term Total Debt to Net Debt Outstanding See important disclosures regarding Non-GAAP measures on pages 2-3

The Cheetah: Since our beginning, we have known that doing what is best for our customers requires constant persistence and vision. The cheetah, which represents vision, swiftness, strength, and agility, embodies our company culture and has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President & Chief Financial Officer (386) 239-5770 | awatts@bbins.com